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                              Stock Selling Plan
                        AmeriCredit Corp. Common Stock

                   January 15, 2001 through July 13, 2001


     THIS STOCK SELLING PLAN (the "Plan") is executed by Clifton H. Morris, Jr.
                                   ----
("Executive"), an executive officer and stockholder of AmeriCredit Corp. ("AmeriCredit").

                                    Recitals

     A. Executive has decided to enter into this written plan of disposition to sell 700,000 shares of AmeriCredit common stock, which shares are comprised of
(i) 282,666 shares to be acquired by Executive upon the exercise of certain stock options granted to Executive by AmeriCredit on April 28, 1994 that expire on April 28, 2001 (the "April Options"), (ii) 400,000 shares to be acquired by Executive upon the exercise of certain stock options granted to Executive by AmeriCredit on July 16, 1991 that expire on July 16, 2001 (the "July Options" and, together with the April Options, the "Options"), and (iii) 17,334 shares owned by Executive (the "Owned Shares" and, together with the shares to be acquired by Executive upon exercise of the Options, the "Plan Shares").

     B. Executive has engaged Paine Webber ("Broker") to effect sales of the
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Plan Shares in accordance with this Plan, and to exercise the Options to the extent necessary to acquire the Plan Shares to be sold.

     C. Executive acknowledges that he is not subject to any legal, regulatory or contractual restriction or undertaking that would prevent Broker from conducting sales in accordance with this Plan and is entering into this Plan in good faith. Further, Executive acknowledges that he is subject to AmeriCredit's insider trading policy (XIV-316), as supplemented and amended from time to time (the "Policy").
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                                   Agreement

     In consideration of the foregoing, the Executive agrees to enter into this Plan in accordance with the following terms and conditions:

     1. Sales Plan; Exercise of Options.
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        (a) The Executive agrees and agrees to instruct the Broker to sell the
            Plan Shares and to exercise the Options to acquire the Plan Shares, as provided below:

            (i) For the period commencing on January 15, 2001 and ending on and including January 31, 2001, Broker will sell as many as possible of the Plan Shares, and exercise the Options to acquire the Plan Shares to be sold, up to a maximum of 100,000 shares, at any per share price of $28.50, or higher; provided, however, that the Options shall only be

                                      A-1
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                exercised by Broker to the extent the shares acquired therefrom will be sold pursuant to this Plan;

           (ii) For the period commencing on February 1, 2001 and ending on and including February 28, 2001, Broker will sell as many as possible of the Plan Shares, and exercise the Options to acquire the Plan Shares to be sold, up to a maximum of 100,000 shares, at any per share price of $29.50, or higher; provided, however, that the Options shall only be exercised by Broker to the extent the shares acquired therefrom will be sold pursuant to this Plan;

          (iii) For the period commencing on March 1, 2001 and ending on and including March 31, 2001, Broker will sell as many as possible of the Plan Shares, and exercise the Options to acquire the Plan Shares to be sold, up to a maximum of 100,000 shares, at any per share price of $30.50, or higher; provided, however, that the Options shall only be exercised by Broker to the extent the shares acquired therefrom will be sold pursuant to this Plan;

           (iv) For the period commencing on April 1, 2001 and ending on and including April 30, 2001, Broker will sell as many as possible of the Plan Shares, and exercise the Options to acquire the Plan Shares to be sold, up to a maximum of 100,000 shares, at any per share price of $31.50, or higher; provided, however, that the Options shall only be exercised by Broker to the extent the shares acquired therefrom will be sold pursuant to this Plan; and, provided, further, to the extent that all or some portion of the April Options remain unexercised and the Plan Shares underlying such April Options remain unsold by Broker on April 1, 2001, then in such event the remaining, unexercised portion of the April Options shall be exercised in full and the Plan Shares underlying such April Options sold by Broker during the period from April 1, 2001 through April 27, 2001 at such times (within such period), in such amounts and at such per share price as will maximize the aggregate proceeds to Executive from such transactions

            (v) For the period commencing on May 1, 2001 and ending on and including May 30, 2001, Broker will sell as many as possible of the Plan Shares, and exercise the Options to acquire the Plan Shares to be sold, up to a maximum of 100,000 shares, at any per share price of $32.50, or higher; provided, however, that the Options shall only be exercised by Broker to the extent the shares acquired therefrom will be sold pursuant to this Plan;

           (vi) For the period commencing on June 1, 2001 and ending on and including June 30, 2001, Broker will sell as many as possible of the Plan Shares, and exercise the Options to acquire the Plan Shares to be
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                sold, up to a maximum of 100,000 shares, at any per share price of $33.50, or higher; provided, however, that the Options shall only be exercised by Broker to the extent the shares acquired therefrom will be sold pursuant to this Plan

          (vii) For the period commencing on July 1, 2001 and ending on and including July 13, 2001, Broker will sell as many as possible of the Plan Shares, and exercise the Options to the extent necessary to acquire the Plan Shares to be sold, up to a maximum of 100,000 shares, at any per share price of $34.50, or higher; provided, however, that the Options shall only be exercised by Broker to the extent the shares acquired therefrom will be sold pursuant to this Plan; and, provided, further, to the extent that all or some portion of the July Options remain unexercised and the Plan Shares underlying such July Options remain unsold by Broker on July 1, 2001, then in such event the remaining, unexercised portion of the July Options shall be exercised in full and the Plan Shares underlying such July Options sold by Broker during the period from July 1, 2001 through July 13, 2001 at such times (within such period), in such amounts and at such per share price as will maximize the aggregate proceeds to Executive from such transactions

        (b) Notwithstanding anything to the contrary contained herein, the Plan Shares to be sold by Broker pursuant to Section 1(a) above shall be sold in the following order of priority: first, the shares acquired upon exercise of the April Options; second, the shares acquired upon exercise of the July Options; and third, the Owned Shares.

        (c) All sales of Plan Shares and exercises of the Options to the extent necessary to acquire such Plan Shares will be placed through or effected by Broker. The timing (within each sales period specified above) and execution of all sales will be made at the sole discretion of Broker to maximize the value to the Executive, provided that in all cases the specified number of Plan Shares must be sold during each sales period specified above in section 1(a). The Executive will provide no other instruction or guidance to Broker with respect to any sales. Broker will be provided with a copy of this Plan. The Executive will obtain from Broker an acknowledgement of the receipt of this Plan and an agreement that Broker will cease sales (but not exercises of the Options, to the extent necessary to cause the Options to be exercised in full before the respective expirations thereof as provided above in section 1(a)) under this Plan at such time as Broker may become in possession of material non-public information regarding AmeriCredit (as that phrase is used in 17 C.F.R.(S)240.10b-5). The number of Plan Shares sold under this Plan will be appropriately adjusted from time to time to reflect any stock split, stock dividend, reorganization, reclassification, consolidation or similar event with respect to AmeriCredit common stock.
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        (d) Notwithstanding the sales provisions of this Plan, the Executive will cease all sales under this Plan (but not Option exercises, to the extent necessary to cause the Option to be exercised in full before the respective expirations thereof, as provided above in section 1(a)), and will instruct Broker to cease all sales, promptly upon notice from the Secretary of AmeriCredit that the independent directors of the AmeriCredit Board of Directors have determined that sales under this Plan must be suspended for the period determined by those directors. In this regard, the Executive acknowledges that it may be necessary or appropriate for AmeriCredit to instruct Executive to suspend sales under this Plan in connection with certain events, including without limitation public or private offerings of securities, mergers or acquisitions, tender offers or similar events.

        (e) Broker will conduct all sales in accordance with the requirements of Rule 144 under the Securities Act of 1933, including, but not limited to, the completion and filing by Broker of appropriate Form 144s. Broker will be instructed by Executive to provide AmeriCredit any information requested by AmeriCredit in connection with AmeriCredit's efforts to determine compliance with the terms of this Plan by Executive and Broker. Executive will be responsible for all filings required under Section 16 of the Securities and Exchange Act of 1934 (i.e., Form 4 filings). It is the intent of the Executive that this Plan comply with the requirements of Rule 10b5-1(c) under the Exchange Act and this Plan shall be interpreted to comply with the requirements of Rule 10b5-1(c).

        (f) Notwithstanding this Plan, Executive may sell or purchase shares of AmeriCredit common stock (other than Plan Shares) pursuant to the Policy and subject to the terms and conditions thereof, and such sales or purchases shall not be subject to this Plan.

     3. Term. This Plan shall become effective on the date executed by the
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Executive and shall terminate on the earliest to occur of: (i) July 15, 2001,
(ii) the date on which a total of 700,000 shares of AmeriCredit common stock have been sold in accordance with the terms of this Plan, and (iii) the death of the Executive; provided, however, that Executive may terminate this Plan at any time upon written notice delivered to Broker with a copy to the Secretary of AmeriCredit.

     4. Covenants. The Executive acknowledges and agrees that he will not exert
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any influence over how, when or whether to effect sales of Plan Shares subsequent to the effective date of this Plan and during the time period the Plan remains in effect.

     5. Filing of Plan. The Executive agrees to file a copy of this Plan with
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 the Secretary of AmeriCredit. Executive further acknowledges and agrees that a copy of this Plan may be filed by AmeriCredit with the Securities and Exchange Commission ("SEC") and disclosed in reports filed by AmeriCredit with the SEC.
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     IN WITNESS WHEREOF, this Stock Selling Plan is executed and effective as of the date set forth below the Executive's signature below.


                                                      Executive:

                                                      /s/ Clifton H. Morris, Jr.
                                                      --------------------------
                                                      Clifton H. Morris, Jr.

                                                      Dated: January 5, 2001
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Receipt of this Stock Selling Plan is
acknowledged as of January 5, 2001.
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AmeriCredit Corp.


By:  /s/ Chris A. Choate
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     Chris A. Choate, Secretary